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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       JANUARY 12, 2000 (DECEMBER 28, 1999)
                Date of report (Date of earliest event reported)

                       INTERNATIONAL FUEL TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

        000-25367                                         88-0357508
(Commission File Number)                       (IRS Employer Identification No.)

     7777 BONHOMME, SUITE 1920, ST. LOUIS, MISSOURI                     63105
         (Address of Principal Executive Offices)                     (Zip Code)

                                 (314) 727-3333
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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                       INTERNATIONAL FUEL TECHNOLOGY, INC.


                                    FORM 8-K

ITEM 5: OTHER EVENTS.

         On December 28, 1999, the Registrant issued a press release announcing certain events relating to the Registrant's operations.

         The full text of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.      Registrant's Press Release issued December 28, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERNATIONAL FUEL TECHNOLOGY, INC.


Date: January 7, 2000                       By:    /s/ JONATHAN R. BURST
                                               --------------------------------
                                                   Jonathan R. Burst, President